                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 14, 2003

                           KAISER ALUMINUM CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-9447
                            (Commission File Number)

                                   94-3030279
                     (I.R.S. Employer Identification Number)

      5847 SAN FELIPE, SUITE 2500
             HOUSTON, TEXAS                              77057-3268
(Address of Principal Executive Offices)                 (Zip Code)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

Item 5.    Other Events

      On January 14, 2003, Kaiser Aluminum Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

           *Exhibit 99.1:  Press release dated January 14, 2003

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*  Included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KAISER ALUMINUM CORPORATION
                                                (Registrant)

                                          By: /S/ Daniel D. Maddox
Dated:  January 14, 2003                          Daniel D. Maddox
                                                  Vice President and Controller

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated January 14, 2003